Subsequent Events (Unaudited)	12 Months Ended
Dec. 31, 2011
Subsequent Events/Subsequent Events (Unaudited) [Abstract]
SUBSEQUENT EVENTS (UNAUDITED)

NOTE 13—SUBSEQUENT EVENTS (UNAUDITED)

On March 16, 2012, Georgia Door Sales Distribution Center, a 254,000 square foot industrial center located in Austell, Georgia, was classified as held for sale and was evaluated for impairment as of that date upon which we recognized impairment charges of approximately $913. On April 20, 2012, we sold Georgia Door Sales Distribution Center to an unrelated third-party for $5,150 which resulted in a loss on sale of approximately $118. The Company decided to sell the property to reduce leasing risk after the tenant indicated that it would be vacating the property upon expiration of the lease in 2014.

On March 23, 2012, we relinquished our ownership of Metropolitan Park North, a 187,000 square foot office building located in Seattle, Washington through a deed in lieu of foreclosure with the lender. The Company has been relieved of approximately $56,513 of mortgage obligations plus accrued default interest associated with the mortgage loan. As a result, a $6,018 non-cash accounting gain was recognized on the transfer of property representing the difference between the fair value and the net book value of the property transferred as of the date of transfer. Upon extinguishment of the mortgage debt obligation, a $5,773 non-cash accounting gain was recognized representing the difference between the book value of the debt, interest payable and other obligations extinguished over the fair value of the property and other assets transferred as of the transfer date.

On April 26, 2012, our board of directors declared a $0.55 per share distribution to Stockholders of record as of June 29, 2012, payable on August 3, 2012.